UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22264

The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end: October 31

Date of reporting period: July 31, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

The Motley Fool Funds Trust

Motley Fool Independence Fund

Portfolio of Investments

at July 31, 2009

(Unaudited)

Issues	Shares	Value (Note 2)
Exchange Traded Note - 0.79%
Telecommunications - 0.79%
Telephone & Data Systems, Inc. (United States)	3,933	$87,549

Total Exchange Traded Note (Cost $83,323)		87,549

Equity Securities - 89.78%

Agriculture - 2.10%
Cresud SACIF y A (Argentina)	11,774	118,211
Philip Morris International, Inc. (United States)	2,481	115,615

		233,826

Apparel - 0.76%
Under Armour, Inc.(United States) (a)	3,511	85,282

Auto Manufacturers - 0.86%
PACCAR, Inc. (United States)	2,752	95,357

Beverages - 1.18%
Diageo PLC (United Kingdom)	2,105	131,310

Biotechnology - 0.92%
American Oriental Bioengineering, Inc. (China) (a)	16,826	102,302

Chemicals - 6.77%
Braskem SA (Brazil)	11,928	106,756
China Green Agriculture, Inc. (China) (a)	9,364	108,997
Innophos Holdings, Inc. (United States)	7,771	145,939
Monsanto Co. (United States)	2,870	241,080
Praxair, Inc. (United States)	1,939	151,591

		754,363

Commercial Services - 1.70%
De La Rue PLC (United Kingdom) (b)	7,283	101,300
Sotheby’s (United States)	5,852	88,190

		189,490

Electric - 4.64%
Brookfield Infrastructure Partners LP (Bermuda)	6,227	82,819
Entergy Corp. (United States)	1,066	85,632
GDF Suez ADR (France)	1,026	39,193
GDF Suez (France) (b)	5,719	218,502
Otter Tail Corp. (United States)	3,903	90,979

		517,125

Electrical Components & Equipment - 1.11%
AMETEK, Inc. (United States)	3,815	123,453

Electronics - 1.61%
Arrow Electronics, Inc. (United States) (a)	3,327	85,737
Waters Corp. (United States) (a)	1,869	93,917

		179,654

Engineering & Construction - 0.96%
KBR, Inc. (United States)	5,062	107,264

Entertainment - 2.15%
International Speedway Corp. (United States)	3,319	84,867
Penn National Gaming, Inc. (United States) (a)	4,864	154,237

		239,104

Environmental Control - 0.61%
Hyflux Ltd. (Singapore) (b)	37,366	68,468

See accompanying notes to the Portfolio of Investments.

The Motley Fool Funds Trust

Motley Fool Independence Fund

Portfolio of Investments – continued

at July 31, 2009

(Unaudited)

Issues	Shares	Value (Note 2)
Financial Services - Diversified - 1.87%
International Assets Holding Corp. (United States) (a)	7,413	$131,951
Portfolio Recovery Associates, Inc. (United States) (a)	1,647	76,009

		207,960

Food - 4.44%
BRF - Brasil Foods SA (Brazil) (a)	2,797	123,404
HJ Heinz Co. (United States)	2,642	101,611
Nestle SA (Switzerland) (b)	1,153	47,382
Nestle SA ADR (Switzerland)	2,436	100,071
Zhongpin, Inc. (China) (a)	10,105	121,563

		494,031

Hand/Machine Tools - 0.37%
Snap-On, Inc. (United States)	1,145	40,796

Healthcare - Products - 3.22%
Intuitive Surgical, Inc. (United States) (a)	468	106,386
Stryker Corp. (United States)	3,386	131,648
Varian Medical Systems, Inc. (United States) (a)	3,426	120,835

		358,869

Healthcare - Services - 1.32%
WellPoint, Inc. (United States) (a)	2,798	147,287

Holding Companies - 0.69%
Swire Pacific Ltd. (Hong Kong) (b)	6,898	77,386

Insurance - 3.54%
Berkshire Hathaway, Inc., Class B (United States) (a)	73	232,177
Enstar Group Ltd. (Bermuda) (a)	1,111	66,493
Loews Corp. (United States)	3,174	95,283

		393,953

Iron/Steel - 2.35%
POSCO (South Korea)	2,590	261,771

Leisure - 0.67%
Harley-Davidson, Inc. (United States)	3,310	74,806

Lodging - 0.63%
Melco Crown Entertainment Ltd. (Hong Kong) (a)	12,572	69,900

Machinery - Construction & Mining - 1.13%
Astec Industries, Inc. (United States) (a)	4,654	125,937

Mining - 3.89%
Antofagasta PLC (United Kingdom) (b)	19,041	240,907
Yamana Gold, Inc. (Canada)	20,271	192,372

		433,279

Miscellaneous Manufacturing - 0.70%
China Fire & Security Group, Inc. (China) (a)	4,971	78,244

Oil & Gas - 8.79%
Canadian Natural Resources Ltd. (Canada)	2,081	125,672
CNOOC Ltd. (Hong Kong)	1,864	248,527
Occidental Petroleum Corp. (United States)	3,024	215,732
Penn West Energy Trust (Canada)	9,919	129,641
Petroleo Brasileiro SA (Brazil)	3,263	134,566
Sasol Ltd. (South Africa)	1,772	63,296
StatoilHydro ASA (Norway)	2,893	62,055

		979,489

Oil & Gas Services - 2.23%
Cie Generale de Geophysique-Veritas (France) (a)	8,521	173,232
Dawson Geophysical Co. (United States) (a)	2,482	75,478

		248,710

See accompanying notes to the Portfolio of Investments.

The Motley Fool Funds Trust

Motley Fool Independence Fund

Portfolio of Investments – continued

at July 31, 2009

(Unaudited)

Issues	Shares	Value (Note 2)
Pharmaceuticals - 0.87%
Dr. Reddy’s Laboratories Ltd. (India)	5,808	$97,284

Real Estate - 2.85%
Brookfield Asset Management, Inc. (Canada)	6,587	138,590
Cheung Kong Holdings Ltd. (Hong Kong) (b)	7,413	95,544
Henderson Land Development Co., Ltd. (Hong Kong) (b)	12,630	83,218

		317,352

Real Estate Investment Trust - 1.48%
Annaly Capital Management, Inc. (United States)	9,768	164,591

Retail - 10.94%
Chipotle Mexican Grill, Inc., Class B (United States) (a)	1,469	120,091
Costco Wholesale Corp. (United States)	2,173	107,564
McDonald’s Corp. (United States)	1,882	103,623
Men’s Wearhouse, Inc./The (United States)	2,979	64,376
MSC Industrial Direct Co. (United States)	4,224	165,750
Panera Bread Co. (United States) (a)	1,685	92,608
Tractor Supply Co. (United States) (a)	1,909	91,575
Wal-Mart de Mexico SAB de CV ADR (Mexico)	1,437	48,714
Wal-Mart de Mexico SAB de CV (Mexico)	58,232	198,471
Yum! Brands, Inc. (United States)	6,356	225,384

		1,218,156

Semiconductors - 0.85%
Linear Technology Corp. (United States)	3,515	94,448

Software - 0.93%
Fundtech Ltd. (Israel) (a)	10,535	103,243

Telecommunications - 9.76%
America Movil SAB de CV (Mexico)	5,314	228,555
American Tower Corp. (United States) (a)	7,496	255,539
China Mobile Ltd. (Hong Kong)	1,756	92,137
Chunghwa Telecom Co., Ltd. (Taiwan)	4,976	86,884
Infinera Corp. (United States) (a)	10,682	72,317
Millicom International Cellular SA (Luxembourg) (a)	1,816	134,656
Portugal Telecom SGPS SA (Portugal)	10,923	111,961
Telekomunikasi Indonesia Tbk PT (Indonesia)	2,982	105,324

		1,087,373

Transportation - 0.89%
Genesee & Wyoming, Inc. (United States) (a)	3,632	99,117

Total Equity Securities (Cost $9,179,288)		10,000,980

Preferred Stock - 1.12%

Banks - 1.12%
JPMorgan Chase & Co. (United States)	2,678	124,393

Total Preferred Stock (Cost $119,891)		124,393

Short Term Investments - 13.43%
Money Market Fund - 13.43%
PNC Bank Money Market	1,496,070	1,496,070

Total Short Term Investments (Cost $1,496,070)		1,496,070

Total Investment Portfolio (Cost $10,878,572) - 105.12%		11,708,992

Liabilities in excess of Other Assets - (5.12%)		(570,376)

NET ASSETS - 100.00%
(Applicable to 1,014,400 shares outstanding)		$11,138,616

See accompanying notes to the Portfolio of Investments.

The Motley Fool Funds Trust

Motley Fool Independence Fund

Portfolio of Investments – continued

at July 31, 2009

(Unaudited)

Notes:

ADR: American Depository Receipt.

(a) Non-income producing security.

(b) Fair-valued security.

The aggregate cost is $10,878,572.

The aggregate gross unrealized appreciation is $857,660.

The aggregate gross unrealized depreciation is $(27,240).

Country Concentration	% of Net Assets
United States	60.96
Hong Kong	5.99
Canada	5.26
Mexico	4.27
United Kingdom	4.25
France	3.87
China	3.69
Brazil	3.27
South Korea	2.35
Bermuda	1.34
Switzerland	1.32
Luxembourg	1.21
Argentina	1.06
Portugal	1.01
Indonesia	0.95
Israel	0.93
India	0.87
Taiwan	0.78
Singapore	0.61
South Africa	0.57
Norway	0.56

Total	105.12

The Summary of the Fund’s investments as of July 31, 2009 is as follows:

(Unaudited)

Industry Diversification	% of Net Assets	Market Value
Retail	10.94%	$1,218,156
Telecommunications	10.55	1,174,922
Oil & Gas	8.79	979,489
Chemicals	6.77	754,363
Electric	4.64	517,125
Food	4.44	494,031
Mining	3.89	433,279
Insurance	3.54	393,953
Healthcare - Products	3.22	358,869
Real Estate	2.85	317,352
Iron/Steel	2.35	261,771
Oil & Gas Services	2.23	248,710
Entertainment	2.15	239,104
Agriculture	2.10	233,826
Financial Services - Diversified	1.87	207,960
Commercial Services	1.70	189,490
Electronics	1.61	179,654
Real Estate Investment Trust	1.48	164,591
Healthcare - Services	1.32	147,287
Beverages	1.18	131,310
Machinery - Construction & Mining	1.13	125,937
Banks	1.12	124,393
Electrical Components & Equipment	1.11	123,453
Engineering & Construction	0.96	107,264
Software	0.93	103,243
Biotechnology	0.92	102,302

See accompanying notes to the Portfolio of Investments.

The Motley Fool Funds Trust

Motley Fool Independence Fund

Portfolio of Investments – continued

at July 31, 2009

(Unaudited)

Sector Diversification	% of Net Assets	Market Value
Transportation	0.89%	$99,117
Pharmaceuticals	0.87	97,284
Auto Manufacturers	0.86	95,357
Semiconductors	0.85	94,448
Apparel	0.76	85,282
Holding Companies	0.69	77,386
Miscellaneous Manufacturing	0.70	78,244
Leisure	0.67	74,806
Lodging	0.63	69,900
Environmental Control	0.61	68,468
Hand/Machine Tools	0.37	40,796

Total Investments	91.69	10,212,922
Cash and Equivalents (Net)	8.31	925,694

Net Assets	100.00%	$11,138,616

See accompanying notes to the Portfolio of Investments.

Notes to Portfolio of Investments

1.	Organization:

Motley Fool Independence Fund (the “Fund”) is a diversified Series (as defined below) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940 (“1940 Act”). The Trust is a Delaware statutory trust organized on November 7, 2008. The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more series (each, a “Series”) investing primarily in securities. The beneficial interest in the Trust will at all times be divided into transferable units to be called “Shares of Beneficial Interest.” Each Series has its own investment goals and strategies. The financial statements are presented for the Fund.

2.	Significant Accounting Policies:

Accounting Policies

The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to the Fund are directly charged.

Security Valuation

Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. The Trust has retained a third party fair value pricing service to quantitatively analyze the price movement of the Fund's holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. As of July 31, price movements had exceeded specified parameters for certain securities and the third party fair value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”)

This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of the inception date. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation Inputs	Value
Level 1—Quoted Prices
Equity Securities	$9,280,215
Short Term Investments	1,496,070
Level 2—Other Significant Observable Inputs
Equity Securities	932,707
Level 3—Significant Unobservable Inputs	—

Total Market Value of Investments	$11,708,992

3.	Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

Foreign Securities

The Fund invests in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depository Receipts and Global Depository Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Equity Securities

In addition to common stock, the equity securities that the Fund may purchase include preferred, and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See “Convertible Securities.” Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Exchange-Traded Funds and Other Similar Instruments

The Fund may purchase shares of exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act, (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund does not invest in actively managed Traded Funds.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held. Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Special Corporate Situation Investments

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid. In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress. The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio, thereby increasing brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others, bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities — Fixed-income securities purchased by the Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities — Fixed-income securities purchased by the Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities — The Fund may invest in both investment-grade and non-investment- grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act; generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by the Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See “INVESTMENT POLICIES AND PRACTICES — Repurchase Agreements.”

Illiquid Investments:

The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable in a manner consistent with prudent management and the interests of the Fund.

Forward Contracts

The Fund is authorized to enter into forward contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the pr ices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a position hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund’s commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund does not intend to enter into forward contracts during the coming year.

Repurchase Agreements

The Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. The Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Trust’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Derivative Investments

The Fund may use certain derivative instruments (“Derivatives”) in connection with its investment activities. The types of Derivatives in which the Fund may invest are warrants, rights, forward foreign currency contracts and total return swaps. Variable-rate and floating-rate securities may also be considered a type of Derivative. The following discussion provides additional information regarding the risks associated with the Fund’s use of Derivatives.

Derivatives, Generally

The Fund may invest in Derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk or to seek capital appreciation.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund’s portfolio as a whole. Derivatives may permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC Derivatives. Therefore, each party to an OTC Derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC Derivatives are less liquid than exchange-traded Derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Warrants and Rights

The Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Total Return Swaps

The Fund may enter into total return swaps. A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. Total return swaps are used by the Fund to increase its investment exposure to particular foreign securities markets and foreign securities. Swaps are subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, swaps can involve significant economic leverage and risks of loss.

4.	Subsequent Events

Subsequent events have been evaluated through September 29, 2009, the date that the schedule of investments was available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

The Motley Fool Funds Trust Privacy Policy

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, our website, correspondence, or conversations, including, but not limited to, your name, address, phone number, Social Security number, assets, income, and date of birth.

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost-basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a securities dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Proxy Voting Procedures

The Fund has delegated authority to vote proxies to the Adviser, subject to the supervision of the Board. The actual voting records relating to portfolio securities during the 12-month period ending June 30 will be available on www.foolfunds.com without charge, upon request by calling toll-free, 1-888-863-8803 or by accessing the SEC’s website at http://www.sec.gov. In addition, a copy of the Adviser’s proxy voting policies and procedures is available by calling 1-888-863-8803 and will be sent within three business days of receipt of a request.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-888-863-8803 or visiting the Trust’s website at www.foolfunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President
(principal executive officer)

Date September 29, 2009

By (Signature and Title)*	/s/ Ollen C. Douglass
Ollen C. Douglass, Treasurer
(principal financial officer)

Date September 29, 2009

*	Print the name and title of each signing officer under his or her signature.